Liver Peak Assets

30 Unpatented Federal Mining Claims
620 acres in the Lolo National Forest in Sanders County, Montana

LPM NO. 3.11 LODE MINING CLAIM	NW 1/4, Section 31, T. 22 N., R. 28 W., M.P.M.
LPM NO. 5.15 LODE MINING CLAIM	NE 1/4, Section 31, T. 22 N., R. 28 W., M.P.M.
LPM NO. 2.9 LODE MINING CLAIM	SW 1/4, Section 30, T. 22 N., R. 28 W., M.P.M.
LPM NO. 4.13 LODE MINING CLAIM	NE 1/4, Section 31, T. 22 N., R. 28 W., M.P.M.
LPM NO. 3.9 LODE MINING CLAIM	SW 1/4, Section 30, T. 22 N., R. 28 W., M.P.M.
LPM NO. 3.14 LODE MINING CLAIM	NE 1/4, Section 31, T. 22 N., R. 28 W., M.P.M.
LPM NO. 4.11 LODE MINING CLAIM	NE 1/4, Section 31, T. 22 N., R. 28 W., M.P.M.
LPM NO. 4.17 LODE MINING CLAIM	SE 1/4, Section 31, T. 22 N., R. 28 W., M.P.M.
LPM NO. 3.12 LODE MINING CLAIM	NW 1/4, Section 31, T. 22 N., R. 28 W., M.P.M.
LPM NO. 6.09 LODE MINING CLAIM	SW 1/4, Section 30, T. 22 N., R. 28 W., M.P.M.
LPM NO. 4.9 LODE MINING CLAIM	4200 ft south and 3000 ft west of the NE corner of Sec 25, T. 22N., R.29 W.
LPM NO. 2.10 LODE MINING CLAIM	SE 1/4, Section 30, T. 22 N., R. 28 W., M.P.M.
LPM NO. 5.11 LODE MINING CLAIM	SW 1/4, Section 30, T. 22 N., R. 28 W., M.P.M.
LPM NO. 5.10 LODE MINING CLAIM	NE 1/4, Section 31, T. 22 N., R. 28 W., M.P.M.
LPM NO. 3.15 LODE MINING CLAIM	SE ¼, Section 30, T. 22 N., R. 28 W., M.P.M.
LPM NO. 2.8 LODE MINING CLAIM	NW 1/4, Section 31, T. 22 N., R. 28 W., M.P.M.
LPM NO. 5.13 LODE MINING CLAIM	3600 ft south and 0 ft east of the NE corner of Sec 25, T. 22N., R.29 W.
LPM NO. 3.10 LODE MINING CLAIM	NE 1/4, Section 31, T. 22 N., R. 28 W., M.P.M.
LPM NO. 3.13 LODE MINING CLAIM	SW 1/4, Section 30, T. 22 N., R. 28 W., M.P.M.
LPM NO. 4.12 LODE MINING CLAIM	NW 1/4, Section 31, T. 22 N., R. 28 W., M.P.M.
LPM NO. 5.12 LODE MINING CLAIM	NE 1/4, Section 31, T. 22 N., R. 28 W., M.P.M.
LPM NO. 6.11 LODE MINING CLAIM	NE 1/4, Section 31, T. 22 N., R. 28 W., M.P.M.
LPM NO. 5.14 LODE MINING CLAIM	NE 1/4, Section 31, T. 22 N., R. 28 W., M.P.M.
LPM NO. 4.10 LODE MINING CLAIM	SE ¼ , Section 30, T. 22 N., R. 28 W., M.P.M.
LPM NO. 4.14 LODE MINING CLAIM	NE 1/4, Section 31, T. 22 N., R. 28 W., M.P.M.
LPM NO. 4.18 LODE MINING CLAIM	SE 1/4, Section 31, T. 22 N., R. 28 W., M.P.M..
LPM NO. 6.10 LODE MINING CLAIM	SW 1/4, Section 30, T. 22 N., R. 28 W., M.P.M..
LPM NO. 4.09 LODE MINING CLAIM	SW 1/4, Section 30, T. 22 N., R. 28 W., M.P.M..
LPM NO. 5.09 LODE MINING CLAIM	SW 1/4, Section 30, T. 22 N., R. 28 W., M.P.M..
LPM NO. 2.11 LODE MINING CLAIM	NW 1/4, Section 31, T. 22 N., R. 28 W., M.P.M.
LPM NO. 4.15 LODE MINING CLAIM	NE 1/4, Section 31, T. 22 N., R. 28 W., M.P.M.